Other Financial Income / (Expenses), net	6 Months Ended
Jun. 30, 2021
Other Income and Expenses [Abstract]
Other Financial Income / (Expenses), net	Other Financial Income / (Expenses), net
Other financial income/(expenses), net is comprised of the following:

	3 months ended June 30, 2021	3 months ended June 30, 2020	6 months ended June 30, 2021	6 months ended June 30, 2020
(In $ millions)
Foreign exchange (loss)/gain, net	(1.9)	(1.0)	(2.5)	0.6
Other financial expenses (1)	(3.4)	(6.4)	(8.5)	(8.7)
Change in fair value on call spread (2)	—	—	—	(2.3)
Realized gain on marketable securities (3)	—	1.5	—	1.5
Gain / (loss) on forward contracts (3)	—	0.2	—	(26.6)
Total	(5.3)	(5.7)	(11.0)	(35.5)
(1) Other financial expenses includes amortization of deferred finance charges, cost cover and bank charges.
(2) Change in the fair value of the call spread for the six months ended June, 2020 relates to the call spread on our convertible bond. The fair value is determined using the Black and Scholes model for option pricing. There was no change in the fair value of the call spread for the six months ended June 30, 2021.(3) Loss on forward contracts of $26.6 million for the six months ended June 30, 2020 relates to the forward contract to acquire 4.2 million shares in Valaris plc. During the second quarter of 2020 we settled in full our forward position and took delivery of 4.2 million shares in Valaris plc. The total realized loss on expiration of the contracts was $91.0 million. Total cash required to take delivery of the forwards was $92.5 million, of which $91.2 million was held as restricted cash at the time of settlement. Subsequently all shares were sold for total proceeds of $3 million, resulting in a gain of $1.5 million.